SUPPLEMENT TO THE PROSPECTUSES

OF

  WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS

ForShort-Term Municipal Bond Fund (the “Fund)

Classes A, B, C

Effective immediately, the following information replaces the table in the sub-section entitled “Performance” as set forth in the section “Short-Term Municipal Bond Fund Summary,” on page 37 of the Fund’s prospectus:

Average Annual Total Returns for the periods ended 12/31/2010 (Returns reflect applicable sales charges)

	Inception Date of Share Class	1 Year	5 Year	10 Years
Class A (before taxes)	7/18/2008	0.59%	3.38%	3.70%
Class A (after taxes on distributions)	7/18/2008	0.57%	3.37%	3.69%
Class A (after taxes on distributions and the sale of Fund Shares)	7/18/2008	1.24%	3.39%	3.68%
Class C (before taxes)	1/31/2003	0.87%	2.95%	2.88%
Barclays Capital Composite 1- and 3- Year Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		1.49%	3.79%	3.51%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class C shares will vary.

November 1, 2011                                                                                                                               MIR111/P1101SP